Waystar Enhances Financial Flexibility with Term Loan Repricing

Strong cash flow, ability to de-lever, and high lender demand drive favorable repricing terms
LEHI, Utah, and LOUISVILLE, Ky., August 12, 2025 — Waystar (Nasdaq: WAY), a provider of leading healthcare payment software, today announced the repricing of its first lien term loan due October 2029, securing more favorable terms as it advances its growth strategy. The transaction, which received substantial demand from new and existing lenders, reduces the interest rate on the term loan to adjusted SOFR +2.00%, a 25-basis-point reduction from prior terms. Waystar will also add $250 million of incremental term loans to the facility under the same terms, which is subject to the closing of the previously announced Iodine Software acquisition. The additional term loans will help fund a portion of the transformational acquisition of Iodine.
The repricing underscores lender conviction in Waystar’s balance sheet and strong cash flow generation. Waystar has now successfully repriced the first lien term loan three times and reduced borrowing costs by 211 basis points since its initial public offering in June 2024. S&P, Moody’s, and Fitch have reaffirmed Waystar’s debt rating and stable outlook in recent weeks.

“With strong demand from the lender community, Waystar secured even more favorable financing terms that position us to accelerate growth, while strengthening our competitive advantage,” said Matt Hawkins, Chief Executive Officer of Waystar. “We have a proven track record of innovation and delivering results. We are focused on delighting our clients through market-leading innovation, driving profitability, and delivering sustained long-term value for our shareholders.”
About Waystar
Waystar’s mission-critical software is purpose-built to simplify healthcare payments so providers can prioritize patient care and optimize their financial performance. Waystar serves approximately 30,000 clients, representing over 1 million distinct providers, including 16 of 20 institutions on the U.S. News Best Hospitals list. Waystar’s enterprise-grade platform annually processes over 6 billion healthcare payment transactions, including over $1.8 trillion in annual gross claims and spanning approximately 50% of U.S. patients. Waystar strives to transform healthcare payments so providers can focus on what matters most: their patients and communities. Discover the way forward at waystar.com.
Forward-Looking Statements
This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect our current views with respect to, among other things, statements regarding Waystar’s expectations relating to the closing of the incremental term loans and the Iodine acquisition;

future operating results and financial position; the performance of our new product offerings; our industry and market opportunities, business strategy, goals, and expectations concerning our market position, future operations, margins and profitability, capital expenditures, liquidity, and capital resources and other financial and operating information. Forward-looking statements include all statements that are not historical facts. These statements may include words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable,” “outlook,” the negative version of these words or similar terms and phrases to identify forward-looking statements in this press release.
The forward-looking statements contained in this press release are based on management’s current expectations and are not guarantees of future performance. The forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, and projections will result or be achieved. The following factors are among those that may cause actual results to differ materially from the forward-looking statements: our ability to close the incremental term loans and Iodine acquisition; our operation in a highly competitive industry; our ability to retain our existing clients and attract new clients; our ability to successfully execute on our business strategies in order to grow; our ability to accurately assess the risks related to acquisitions and successfully integrate acquired businesses (including the previously announced acquisition of Iodine Software); our ability to establish and maintain strategic relationships; the growth and success of our clients and overall healthcare transaction volumes; consolidation in the healthcare industry; our selling cycle of variable length to secure new client agreements; our implementation cycle that is dependent on our clients’ timing and resources; our dependence on our senior management team and certain key employees, and our ability to attract and retain highly skilled employees; the accuracy of the estimates and assumptions we use to determine the size of our total addressable market; our ability to develop and market new solutions, or enhance our existing solutions, to respond to technological changes, or evolving industry standards; the interoperability, connectivity, and integration of our solutions with our clients’ and their vendors’ networks and infrastructures; the performance and reliability of internet, mobile, and other infrastructure; the consequences if we cannot obtain, process, use, disclose, or distribute the highly regulated data we require to provide our solutions; our reliance on certain third-party vendors and providers; any errors or malfunctions in our products and solutions; failure by our clients to obtain proper permissions or provide us with accurate and appropriate information; the potential for embezzlement, identity theft, or other similar illegal behavior by our employees or vendors, and a failure of our employees or vendors to observe quality standards or adhere to environmental, social, and governance standards; our compliance with the applicable rules of the National Automated Clearing House Association and the applicable requirements of card networks; increases in card network fees and other changes to fee arrangements; the effect of payer and provider conduct which we cannot control; privacy concerns and security breaches or incidents relating to our platform; the complex and evolving laws and regulations regarding privacy, data protection, and cybersecurity; our ability to adequately protect and enforce our intellectual property rights; our ability to use or license data and integrate third-party technologies; our use of “open source” software; legal proceedings initiated by third parties alleging that we are infringing or otherwise violating their intellectual property rights; claims that our employees, consultants, or independent contractors have wrongfully used or disclosed confidential information of third parties; the heavily regulated industry in which we conduct business; the uncertain and evolving healthcare regulatory and political framework; healthcare laws and data privacy and security laws and regulations governing our processing of personal information; reduced revenues in response to changes to the healthcare regulatory landscape; legal, regulatory, and other proceedings that could result in adverse outcomes; consumer protection laws and regulations; contractual obligations requiring compliance with certain provisions of the Bank Secrecy Act and anti-money laundering laws and regulations; existing laws that regulate our ability to engage in certain marketing activities; our full compliance with website accessibility standards; any changes in our tax rates, the adoption of new tax legislation, or exposure to additional tax liabilities; limitations on our ability to use our net operating losses to offset future taxable income; losses due to asset impairment charges; restrictive covenants in the agreements governing our credit facilities; interest rate fluctuations; unavailability of additional capital on acceptable terms or at all; the impact of general macroeconomic conditions; actions of certain of our significant investors, who may have different interests than the interests of other holders of our securities; our status as an “emerging growth company” and whether the reduced disclosure requirements applicable to “emerging growth companies” will make our common stock less attractive to investors; and each of the other factors discussed under the heading of “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2025, and in other reports filed with the SEC, all of which are available on the Investor Relations page of our website at investors.waystar.com.
Any forward-looking statements made by us in this press release speak only as of the date of this press release and are expressly qualified in their entirety by the cautionary statements included in this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. You should not place undue reliance on our forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by any applicable securities laws.
Media Contact
Kristin Lee
kristin.lee@waystar.com
Investor Contact
investors@waystar.com